EXHIBIT 1


                                 $500,000,000

                               Pitney Bowes Inc.

                         Medium-Term Notes, Series  C



                            DISTRIBUTION AGREEMENT

                                                           September 17, 1998


Credit Suisse First Boston Corporation
Chase Securities Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
NationsBanc Montgomery Securities LLC
Salomon Brothers Inc

c/o Credit Suisse First Boston Corporation,
        Eleven Madison Avenue,
          New York, New York 10010-3629.

Ladies and Gentlemen:

          1. Introduction. Pitney Bowes Inc., a Delaware corporation (the "Issuer"), confirms its agreement with each of you (individually, a "Distributor" and collectively, the "Distributors") with respect to the issue and sale from time to time by the Issuer of its medium-term notes registered under the registration statements referred to in Section 2(a) (any such medium-term notes being hereinafter referred to as "Securities", which expression shall, if the context so admits, include any permanent global Security). Securities may be offered and sold pursuant to Section 3 of this Agreement in an aggregate amount not to exceed the amount of Registered Securities (as defined in Section 2(a) hereof) registered pursuant to such registration statements reduced by the aggregate amount of any other Registered Securities sold otherwise than pursuant to Section 3 of this Agreement. The Securities will be issued under an indenture, dated as of September 3, 1998 (the "Indenture"), between the Issuer and SunTrust Bank, Atlanta, as trustee (the "Trustee").

          Subject to the terms and conditions stated herein and to the reservation of the Issuer of the right to sell Securities directly on its own behalf or through other agents, dealers or underwriters as set forth in Section 3(a), the Issuer hereby (i) appoints each Distributor as an agent of the Issuer for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 3(a) hereof and (ii) agrees that whenever it determines to sell Securities directly to any Distributor as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form set forth in Exhibit A hereto, relating to such sale in accordance with
Section 3(b) hereof.

          The Securities shall have the terms described in the Prospectus referred to in Section 2(a) as it may be amended or supplemented from time to time, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"). Securities will be issued, and the terms thereof established, from time to time by the Issuer in accordance with the Indenture and the Procedures (as defined in Section 3(d) hereof).

          2. Representations and Warranties of the Issuer. The Issuer represents and warrants to, and agrees with, each Distributor as follows:

                    (a) A registration statement (No. 33-33948), including a prospectus, relating to $250,000,000 aggregate principal amount of debt securities of the Issuer, and registration statement (No. 333-51281), relating to $468,000,000 aggregate principal amount of debt securities of the Issuer, including the Securities (together, the "Registered Securities") (including a prospectus which, as supplemented from time to time, shall be used in connection with sales of the Securities) have been filed with the Securities and Exchange Commission (the "Commission") and have been declared effective under the Securities Act of 1933, as amended (the "Act"). Such registration statements, each as amended as of the Closing Date (as defined in Section 3(e) hereof), are hereinafter collectively referred to as the "Registration Statement", and the prospectus included in registration statement no. 333-51281, as supplemented so as generally to describe the Securities and the terms of the offering of the Securities, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". Any reference in this Agreement to amending or supplementing the Prospectus shall be deemed to include the filing of materials incorporated by reference in the Prospectus after the Closing Date and any reference in this Agreement to any amendment or supplement to the Prospectus shall be deemed to include any such materials incorporated by reference in the Prospectus after the Closing Date. No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

                    (b) On the effective date of each part of the Registration Statement, such Registration Statement conformed in all respects to the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the Closing Date, and at each of the times of acceptance and of delivery referred to in Section 6(a) hereof and at each of the times the Registration Statement or the Prospectus is amended or supplemented, each part of the Registration Statement and the Prospectus as then amended or supplemented will conform in all respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Issuer by any Distributor specifically for use therein. Hereinafter, each time of acceptance and delivery referred to in Section 6(a) hereof, the Closing Date and each time the Registration Statement or the Prospectus is amended or supplemented will sometimes be referred to as a "Representation Date".

                    (c) The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding shares of capital stock of the Issuer have been duly authorized and validly issued and are fully paid and non-assessable.

                    (d) Each of the Issuer's "significant subsidiaries" (as defined in Rule 1-02(w) of Regulation S-X promulgated by the Commission) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each such subsidiary of the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each such subsidiary of the Issuer has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each such subsidiary owned by the Issuer, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                    (e) The Indenture has been duly authorized, executed and delivered by the Issuer and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Securities have been duly authorized, and when the Securities have been delivered and paid for pursuant to this Agreement, the Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus and will constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                    (f) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Issuer, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws.

                    (g) The execution, delivery and performance of the Indenture and this Agreement do not, and the completion, execution and issuance of each particular Security in accordance with the Indenture, the sale by the Issuer of such Security in accordance with this Agreement and compliance with the terms and provisions thereof will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuer or any significant subsidiary of the Issuer or any of their properties, or any agreement or instrument to which the Issuer or any such significant subsidiary is a party or by which the Issuer or any such significant subsidiary is bound or to which any of the properties of the Issuer or any such significant subsidiary is subject that in each case is material to the issuer and its subsidiaries, taken as a whole, or the charter or by-laws of the Issuer or any such significant subsidiary, and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

                    (h) This Agreement (including any agreement with respect to the offering and sale of particular Securities as contemplated by
          Section 3) has been duly authorized, executed and delivered by the Issuer.

                    (i) Except as disclosed in the Prospectus, there are no pending actions, suits or proceedings against or affecting the Issuer, any of its subsidiaries or any of their respective properties that, if determined adversely to the Issuer or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Issuer and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Issuer to perform its obligations under the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened or, to the Issuer's knowledge, contemplated.

                    (j) The financial statements included in the Registration Statement and Prospectus present fairly the financial position of the Issuer and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in the Registration Statement present fairly the information required to be stated therein.

                    (k) Except as disclosed in, contemplated by or incorporated by reference in the Prospectus, since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Issuer and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Issuer on any class of its capital stock (other than any dividend declared and paid in the ordinary course of business of the Issuer and publicly announced by the Issuer).

                    (l) The Issuer is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company," as defined in the Investment Company Act of 1940.

                    (m) Neither the Issuer nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes, and the Issuer agrees to comply with such Section if prior to the completion of the distribution of the Securities it commences doing such business.

                    (n) Immediately after any sale of Securities by the Issuer hereunder or under any Terms Agreement (as referred to in Section 3(b) below), the aggregate amount of Securities which shall have been issued and sold by the Issuer hereunder or under any Terms Agreement and of any debt securities of the Issuer (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement.

          3. Appointment as Distributors; Agreement of Distributors; Solicitations.

                    (a) (i) Subject to the terms and conditions stated herein, the Issuer hereby appoints each of the Distributors as the agents of the Issuer for the purpose of soliciting or receiving offers to purchase the Securities to be issued by the Issuer during any Marketing Time. For purposes of this Agreement "Marketing Time" shall mean any time when no suspension of solicitation of offers to purchase Securities pursuant to Section 3(c) or Section 4(c) shall be in effect or any time when either any Distributor shall own any Securities with the intention of reselling them or the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred.

                              (ii) So long as this Agreement shall remain in
                    effect with respect to any Distributor, the Issuer shall not, without the consent of any such Distributor, solicit or accept offers to purchase Securities otherwise than from or through one or more, but not any particular one, of the Distributors; provided, however, that, subject to all of the terms and conditions of this Agreement, the foregoing shall not be construed to prevent the Issuer from selling at any time any Registered Securities in a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of such Registered Securities; and provided, further, that the Issuer reserves the right from time to time (i) to sell Securities directly to an investor, and (ii) to accept a specific offer to purchase Securities solicited by a dealer other than the Distributors (each an "Other Dealer"), without obtaining the prior consent of any of the Distributors, provided that (x) any Other Dealer shall agree to be bound by and subject to terms and conditions substantially similar to the terms and conditions of this Agreement binding on the Distributors (including the same commission schedule set forth on Exhibit B), and (y) so long as this Agreement remains in effect, the Issuer shall not appoint any other agent or dealer for the purpose of soliciting or receiving offers to purchase Securities on a continuous basis without the prior written consent of the Distributors (which consent shall not be unreasonably withheld), unless such other agent or dealer has agreed to be bound by and subject to terms and conditions substantially similar to the terms and conditions of this Agreement (including the same commission schedule set forth in Exhibit B.)

                    (b) (i) On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Distributor agrees, as the agent of the Issuer, to use reasonable best efforts when requested by the Issuer to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus, as from time to time amended or supplemented.

                              (ii) No Distributor shall have any obligation to
                    purchase Securities from the Company; however, one or more Distributors ( each, a "Purchasing Distributor") may agree from time to time to purchase Securities as principal for resale to investors and other purchasers selected by such Purchasing Distributors. Unless otherwise expressly agreed by the Issuer and the Purchasing Distributors as contemplated by clause (v) below, each offer to sell Securities transmitted by a Distributor and accepted by the Issuer shall constitute acceptance of an offer to sell such Securities to the Purchasing Distributors for resale. In addition, if so specified in a Terms Agreement executed by the Issuer and one or more Purchasing Distributors, such Purchasing Distributor or Distributors shall act as representative or representatives of the several underwriters named in such Terms Agreement for resale of the Securities specified in such Terms Agreement upon the terms and subject to the conditions specified in such Terms Agreement, this Agreement and in the Prospectus, as supplemented by the applicable pricing supplement. It is understood that the Distributors and any underwriters for which they may act as representatives propose that they will offer any Securities which they agree to purchase as principal for sale as set forth in the Prospectus, as supplemented by the applicable Pricing Supplement.

                              (iii) If the Issuer wishes to accept an offer by
                    one or more Purchasing Distributors to purchase Securities as principal, the Issuer shall promptly prepare a Terms Agreement, and the execution of such Terms Agreement by the Issuer and the Purchasing Distributor or Distributors shall constitute the acceptance by the Issuer of such offer. Each purchase of Securities by a Distributor shall, unless otherwise agreed, be at a discount from the principal amount of each such Security equivalent to the applicable commission set forth in Exhibit B hereto.

                              (iv) Each Distributor is authorized to engage the
                    services of any other brokers or dealers in connection with the offer or sale of Securities purchased by such Distributor as principal for resale to others and may reallow any portion of the discount received from the Issuer to such brokers or dealers.

                              (v) If expressly agreed by a Distributor and the
                    Issuer, such Distributor will solicit offers to purchase Securities from the Issuer through such Distributor, acting as agent, in accordance with the provisions of this Agreement. In such event, such Distributor shall communicate to the Issuer, orally or in writing, each reasonable offer to purchase Securities received by it as agent; and the Issuer shall have the sole right to accept offers to purchase the Securities and may reject any such offer, in whole or in part. For each accepted offer, the Distributor shall deliver written confirmation of such acceptance to such purchaser, and such Distributor will deliver a written confirmation to the Issuer. Each Distributor shall have the right, in its discretion reasonably exercised, without notice to the Issuer, to reject any offer to purchase Securities received by it as such agent, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein. At the time of delivery of, and payment for, any Securities sold by the Issuer as a result of a solicitation made by, or offer to purchase received by, a Distributor, acting on an agency basis, the Issuer agrees to pay such Distributor a commission in accordance with the schedule set forth in Exhibit B hereto.

                              (vi) No Distributor shall have any responsibility
                    for maintaining records with respect to the aggregate principal amount of Securities sold, or otherwise monitoring the availability of Securities for sale under the Registration Statement.

                              (vii) No Security which the Issuer has agreed to
                    sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Issuer, until such Security shall have been delivered to the purchaser thereof against payment by such purchaser.

                    (c) Upon receipt of notice from the Issuer as contemplated by Section 4(c) hereof, each Distributor shall suspend its solicitation of offers to purchase Securities until such time as the Issuer shall have furnished it with an amendment or supplement to the Registration Statement or the Prospectus, as the case may be, contemplated by Section 4(c) and shall have advised such Distributor that such solicitation may be resumed.

          The Issuer reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Securities commencing at any time for any period of time or permanently. Upon receipt of at least one Business Day's prior notice from the Issuer, the Distributors will forthwith suspend solicitation of offers to purchase Securities from the Issuer until such time as the Issuer has advised the Distributors that such solicitation may be resumed. For the purpose of the foregoing sentence, "Business Day" shall mean any day that is not a Saturday or Sunday, and that in The City of New York is not a day on which banking institutions generally are authorized or obligated by law or executive order to close.

                    (d) Administrative procedures respecting the sale of Securities (the "Procedures") shall be agreed upon from time to time by the Distributors and the Issuer. The initial Procedures, which are set forth in Exhibit C hereto, shall remain in effect until changed by agreement among the Issuer and the Distributors. Each Distributor and the Issuer agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Issuer will furnish to the Trustee a copy of the Procedures as from time to time in effect.

                    (e) The documents required to be delivered by Section 5 hereof shall be delivered at the office of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, not later than 10:00 A.M., New York City time, on the date of this Agreement or at such later time as may be mutually agreed by the Issuer and the Distributors, which in no event shall be later than the time at which the Distributors commence solicitation of purchases of Securities hereunder, such time and date being herein called the "Closing Date". For purposes of Rule 15c6-1 under the Securities Exchange Act of 1934, the settlement date (if later than the otherwise applicable settlement date) shall be the date for payment of funds and delivery of securities for all the Securities sold pursuant to an offering of Securities having identical terms (including the issue date) and terms of sale (whether or not set forth in a single Terms Agreement).

                    (f) In the event that an amount in excess of 10% in the aggregate of the final net proceeds from any sale of Securities is used to pay indebtedness owed to affiliates of any Distributor, the Company shall inform the Distributor of such use of proceeds, and any such sale of Securities will be made in accordance with Rule 2710(c)(8) of the NASD Conduct Rules.

          4. Certain Agreements of the Issuer. The Issuer agrees with the Distributors that it will furnish to Sullivan & Cromwell, counsel for the Distributors, one signed copy of the Registration Statement, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Securities,

                    (a) The Issuer will prepare a Pricing Supplement, in substantially the forms set forth in Annexes D-1 and D-2 hereto or as otherwise agreed to by the parties, with respect to any Securities to be offered and sold to or through one or more Distributors pursuant to this Agreement and, after approval of such Pricing Supplement by such Distributor or Distributors, will file such Pricing Supplement with the Commission pursuant to and in accordance with Rule 424(b) under the Act.

                    (b) The Issuer will advise each Distributor promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Distributors a reasonable opportunity to comment on any such proposed amendment or supplement (other than by a filing of (i) any Current Report on Form 8-K, any Quarterly Report on Form 10-Q and any Annual Report on Form 10-K, (ii) any prospectus supplement that does not relate to Securities and (iii) any Pricing Supplement that relates to Securities not purchased through or by such Distributor), and if the Issuer effects any amendment or supplementation of the Registration Statement or the Prospectus to which a Distributor objects, such Distributor shall be relieved of its obligations under Section 3(b) to solicit offers to purchase Securities until such time as the Issuer shall have filed such further amendments or supplements such that such Distributor is reasonably satisfied with the Registration Statement and the Prospectus, as then amended or supplemented; and the Issuer will also advise each Distributor promptly of the filing and effectiveness of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                    (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or if it is necessary at any such time to amend the Prospectus to comply with the Act, the Issuer will promptly notify each Distributor by telephone (with confirmation in writing) to suspend solicitation of offers to purchase the Securities and to cease making offers or sales of Securities which a Distributor may then own as principal; and if the Issuer shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise each Distributor by telephone (with confirmation in writing) and, subject to the provisions of subsections
          (a) and (b) of this Section, will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Notwithstanding the foregoing, if, at the time any such event occurs or it becomes necessary to amend the Prospectus to comply with the Act, any Distributor shall own any of the Securities with the intention of reselling them, or the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred, the Issuer, subject to the provisions of subsection (a) of this Section, will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Distributors' consent to, nor their delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in
          Section 5.

                    (d) The Issuer will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. In addition, on or prior to the date on which the Issuer makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Issuer proposes to describe, in a document filed pursuant to the Exchange Act, the Issuer will furnish the information contained or to be contained in such announcement to each Distributor, confirmed in writing and, subject to the provisions of subsections (a) and (b) of this Section, will cause the Prospectus to be amended or supplemented to reflect the information contained in such announcement. The Issuer also will furnish each Distributor with copies of all press releases or announcements to the general public.

                    (e) The Issuer will immediately notify each Distributor of any downgrading in the rating of any debt securities or preferred stock of the Issuer or any proposal to downgrade the rating of any debt securities or preferred stock of the Issuer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating), as soon as the Issuer learns of such downgrading, proposal to downgrade or public announcement.

                    (f) As soon as practicable, but not later than 16 months, after the date of each acceptance by the Issuer of an offer to purchase Securities hereunder, the Issuer will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such acceptance and (iii) the date of the Issuer's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance, which will satisfy the provisions of Section 11(a) of the Act.

                    (g) The Issuer will furnish to each Distributor copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to such documents (including any Pricing Supplement), in each case as soon as available and in such quantities as are reasonably requested.

                    (h) The Issuer will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Distributors designate and will continue such qualifications in effect so long as required for the distribution.

                    (i) So long as any Securities are outstanding, the Issuer will furnish to the Distributors, (i) as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year, (ii) as soon as available, a copy of each annual report or definitive proxy statement of the Issuer filed with the Commission under the Exchange Act or mailed to stockholders, and (iii) from time to time, such other information concerning the Issuer as the Distributors may reasonably request.

                    (j) The Issuer will pay, or reimburse each Distributor for, all reasonable expenses incident to the performance of its obligations under this Agreement and will reimburse each Distributor for any expenses (including reasonable fees and disbursements of counsel) incurred by it in connection with qualification of the Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as such Distributor may designate and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for any filing fee incident to, and the reasonable fees and disbursements of Sullivan & Cromwell, counsel to the Distributors, in connection with, review by the National Association of Securities Dealers, Inc. relating to the Securities, for reasonable expenses incurred by each Distributor in distributing the Prospectus and all supplements thereto (including any Pricing Supplement), any preliminary prospectuses and any preliminary prospectus supplements to such Distributor, for reasonable costs incurred by each Distributor in advertising any offering of Securities and for the reasonable fees and disbursements of Sullivan & Cromwell, counsel to the Distributors, incurred in connection with the establishment or maintenance of the program contemplated by this Agreement.

                    (k) Between the date on which any Distributor agrees to purchase Securities from the Issuer as principal for resale and the date of delivery of such Securities, the Issuer will not offer or sell, or enter into any agreement to sell, pledge, or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any of its debt securities (other than such Securities) in the United States, other than borrowings under the Issuer's revolving credit agreements and lines of credit, the private placement of securities and issuances of its commercial paper, or publicly disclose the intention to make any such offer, sale, pledge or disposition or filing.

          5. Conditions of Obligations. The obligations of each Distributor, as agent of the Issuer, under this Agreement at any time to solicit offers to purchase the Securities and to purchase Securities from the Issuer as principal is subject to the accuracy, on the date hereof, on each Representation Date and on the date of each such solicitation, of the representations and warranties of the Issuer herein, to the accuracy, on each such date, of the statements of the Issuer's officers made pursuant to the provisions hereof, to the performance, on or prior to each such date, by the Issuer of its obligations hereunder, and to each of the following additional conditions precedent:

                    (a) The Prospectus, as amended or supplemented as of any Representation Date or date of such solicitation, as the case may be, shall have been filed with the Commission in accordance with the Rules and Regulations and no stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuer or any Distributor, shall be contemplated by the Commission.

                    (b) Neither the Registration Statement nor the Prospectus, as amended or supplemented as of any Representation Date or date of such solicitation, as the case may be, shall contain any untrue statement of fact which, in the opinion of such Distributor, is material or omits to state a fact which, in the opinion of such Distributor, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                    (c) There shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Issuer or its subsidiaries which, in the judgment of such Distributor, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Securities; (ii) any downgrading in, or proposal to downgrade, the rating of any debt securities or preferred stock of the Issuer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuer on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of such Distributor, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with solicitations of offers to purchase, or sales of, Securities.

                    (d) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency;

                    (e) At the Closing Date and, if specified in a Terms Agreement, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or each Purchasing Distributor, as the case may be, shall have received

                        (1) an opinion, dated the Closing Date, or such date of
                delivery, as the case may be, of Sara Moss, Esq., Vice President and General Counsel for the Issuer, to the effect that:

                              (i) The Issuer has been duly incorporated and is
                    validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification;

                              (ii) Each of the Issuer's significant subsidiaries
                    has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each such subsidiary of the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each such subsidiary of the Issuer has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each such subsidiary owned by the Issuer, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                              (iii) The Indenture has been duly authorized,
                    executed and delivered by the Issuer and has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Issuer enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                              (iv) Any series of Securities established on or
                    prior to the date of such opinion has been duly authorized and established in conformity with the Indenture, and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment as contemplated by this Agreement, such Security will constitute a valid and legally binding obligation of the Issuer entitled to the benefits provided by the Indenture, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, it being understood that such counsel may (a) assume that at the time of the issuance, sale and delivery of each Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security, (b) assume that neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Issuer with such terms, will violate any applicable law, any agreement or instrument then binding upon the Issuer or any restriction imposed by any court or governmental body having jurisdiction over the Issuer, and (c) state that as of the date of such opinion a judgment for money in an action based on Securities denominated in foreign currencies or currency units in a Federal or State court in the United States ordinarily would be enforced in the United States only in United States dollars, and that the date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment;

                              (v) The documents incorporated by reference in the
                    Registration Statement or Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

                              (vi) The Registration Statement has become
                    effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Act specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each of the registration statements relating to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the Closing Date, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; although such counsel does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, such counsel has no reason to believe that each such registration statement as of its effective date, the Registration Statement or the Prospectus, as of the Closing Date, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; the descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

                              (vii) No consent, approval, authorization or order
                    of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Issuer, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws (it being understood that such counsel may assume with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the forms of Securities examined by such counsel would not require the Issuer to obtain any regulatory consent, authorization or approval or make any regulatory filing in order for the Issuer to issue, sell and deliver such Security);

                              (viii) The execution, delivery and performance of
                    the Indenture, this Agreement and the issuance and sale of the Securities, and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Issuer or any significant subsidiary of the Issuer or any of their properties or any agreement or instrument to which the Issuer or any such significant subsidiary is a party or by which the Issuer or any such significant subsidiary is bound or to which any of the properties of the Issuer or any such significant subsidiary is subject that in each case is material to the Issuer and its subsidiaries, taken as a whole, or the charter or by-laws of the Issuer or any such significant subsidiary, and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement (it being understood that such counsel may assume with respect to each particular Security that the inclusion of any alternative or additional terms in such Security that are not currently specified in the form of Securities examined by such counsel will not cause the issuance, sale or delivery of such Security, the terms of such Security, or the compliance by the Issuer with such terms, to violate any of the court orders or laws specified in this paragraph or to result in a default under or a breach of any of the agreements specified in this paragraph); and

                              (ix) This Agreement has been duly authorized,
                    executed and delivered by the Issuer.

                        (2) an opinion, dated the Closing Date, or such date of
                delivery, as the case may be, of Davis Polk & Wardwell, counsel for the Issuer, to the effect that:

                              (i) The Issuer has been duly incorporated and is
                    validly existing as a corporation in good standing under the laws of the State of Delaware;

                              (ii) The Indenture has been duly authorized,
                    executed and delivered by the Issuer and has been duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Issuer enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                              (iii) Any series of Securities established on or
                    prior to the date of such opinion has been duly authorized and established in conformity with the Indenture, and, when the terms of a particular Security and of its issuance and sale have been duly authorized and established by all necessary corporate action in conformity with the Indenture, and such Security has been duly completed, executed, authenticated and issued in accordance with the Indenture and delivered against payment as contemplated by this Agreement, such Security will constitute a valid and legally binding obligation of the Issuer entitled to the benefits provided by the Indenture, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, it being understood that such counsel may (a) assume that at the time of the issuance, sale and delivery of each Security the authorization of such series will not have been modified or rescinded and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security, (b) assume that neither the issuance, sale and delivery of any Security, nor any of the terms of such Security, nor compliance by the Issuer with such terms, will violate any applicable law, any agreement or instrument then binding upon the Issuer or any restriction imposed by any court or governmental body having jurisdiction over the Issuer, and (c) state that as of the date of such opinion a judgment for money in an action based on Securities denominated in foreign currencies or currency units in a Federal or State court in the United States ordinarily would be enforced in the United States only in United States dollars, and that the date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment;

                              (iv) This Agreement has been duly authorized,
                    executed and delivered by the Issuer;

                              (v) Each of the registration statements relating
                    to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the Closing Date, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained therein, such counsel have no reason to believe that each such registration statement as of its effective date, the Registration Statement or the Prospectus, as of the Closing Date, or any such amendment or supplement, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus or as to Form T-1; and

                              (vi) The Issuer is not and, after giving effect to
                    the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940;

                    provided, however, that, in the case of each such opinion delivered pursuant to a Terms Agreement, (x) the statements contained in such opinion relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer's acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities; (y) such opinion shall relate to the Securities being delivered on the date of such opinion and not to other Securities as well; and (z) in lieu of the opinion described in clause (iii), such opinion shall state that the Securities being delivered on the date of such opinion, when delivered against payment therefor as contemplated by this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer entitled to the benefits provided by the Indenture, enforceable in accordance with their terms, subject only to the exceptions set forth in clause (iii) as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles, and will conform to the description thereof contained in the Prospectus as amended or supplemented at such date of delivery.

                    (f) At the Closing Date and, if specified in a Terms Agreement, at the time of delivery of the Securities described in such Terms Agreement, the Distributors or each Purchasing Distributor, as the case may be, shall have received a certificate, dated the Closing Date or such date of delivery, as the case may be, of the President or any Vice President and a principal financial or accounting officer of the Issuer in which such officers, to the best of their knowledge, shall state that (i) the representations and warranties of the Issuer in this Agreement are true and correct, (ii) the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or such date of delivery, as the case may be, (iii) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and (iv) subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or otherwise), business, properties or results of operations of the Issuer and its subsidiaries taken as a whole, except as set forth in or contemplated by the Prospectus or as described in such certificate. In the case of each such certificate delivered pursuant to a Terms Agreement, the statements contained in such certificate relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of the Issuer's acceptance of the offer to purchase such Securities and as of the time of delivery of such Securities.

                    (g) At the Closing Date and on each date the Issuer files with the Commission an Annual Report on Form 10-K or a Quarterly Report on Form 10-Q, the Distributors or each Purchasing Distributor, as the case may be, shall have received a letter, dated the Closing Date or such date of filing or delivery, as the case may be, of PricewaterhouseCoopers LLP, confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                              (i) in their opinion, the financial statements and
                    schedules and summary of earnings, if any, examined by them and included in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the related Rules and Regulations adopted by the Commission;

                              (ii) they have performed the procedures specified
                    by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on any unaudited financial statements included in the Registration Statement;

                              (iii) on the basis of the review, if any, referred
                    to in clause (ii) above, a reading of the latest available interim financial statements of the Issuer, inquiries of officials of the Issuer who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                        (A) the unaudited financial statements,
                              if any, and any summary of earnings included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Exchange Act of 1934 as it applies to Form 10-Q and the related Rules and Regulations adopted by the Commission or any material modifications should be made to such unaudited financial statements and summary of earnings for them to be in conformity with generally accepted accounting principles;

                                        (B) at the date of the latest available
                              balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in long-term debt of the Issuer and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets, net assets or stockholders' equity, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                        (C) for the period from the closing date
                              of the latest available income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Prospectus, in consolidated total revenues, income from continuing operations before taxes or net income;

                    except in all cases set forth in clauses (B) and (C) above, for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                              (iv) they have compared specified dollar amounts
                    (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statement (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Issuer and its subsidiaries subject to the internal controls of the Issuer's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                    All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

                    In the case of each such letter delivered upon a filing on Form 10-K or pursuant to a Terms Agreement, the statements contained in such letter relating to the Registration Statement or the Prospectus shall relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date of such filing or the Issuer's acceptance of the offer to purchase such Securities, as the case may be, and as of the time of delivery of such Securities.

                    (h) At the Closing Date, the Distributors shall have received from Sullivan & Cromwell, counsel for the Distributors, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Issuer, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as the Distributors may reasonably require, and the Issuer shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                    (i) The Issuer shall have furnished to the Distributors or their counsel such further certificates and documents as the Distributors or such counsel reasonably request.

          The Issuer will furnish the Distributors with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

          6.  Additional Covenants of the Issuer. The Issuer agrees that:

                    (a) Each acceptance by the Issuer of an offer for the purchase of Securities shall be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Securities as though made at and as of each such time, it being understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented at each such time. Each such acceptance by the Issuer of an offer to purchase Securities shall be deemed to constitute an additional representation, warranty and agreement by the Issuer that, as of the date of delivery of such Securities to the purchaser thereof, after giving effect to the issuance of such Securities, of any other Securities to be issued on or prior to such delivery date and of any other Registered Securities to be issued and sold by the Issuer on or prior to such delivery date, the aggregate amount of Registered Securities (including any Securities) which have been issued and sold by the Issuer will not exceed the amount of Registered Securities registered pursuant to the Registration Statement.

                    (b) At each Selected Representation Date (as defined below), the Issuer shall, (A) concurrently with such amendment or supplement, if such amendment or supplement shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such amendment or supplement shall not occur at a Marketing Time, furnish the Distributors with a certificate, dated the date of delivery thereof, of the President or any Vice President and a principal financial or accounting officer of the Issuer, in form reasonably satisfactory to the Distributors, to the effect that the statements contained in the certificate covering the matters set forth in
          Section 5(f) hereof which was last furnished to the Distributors pursuant to Section 5(f) or this Section 6(b) are true and correct at the time of such amendment or supplement, as though made at and as of such time or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(f); provided, however, that any certificate furnished under this Section 6(b) shall relate to the Registration Statement and the Prospectus as amended or supplemented at the time of delivery of such certificate and, in the case of the matters set forth in clause (ii) of Section 5(f), to the time of delivery of such certificate. A "Selected Representation Date" shall mean each time that the Registration Statement or the Prospectus is amended or supplemented (other than by the filing of (i) a Current Report on Form 8-K or a Quarterly Report on Form 10-Q,
          (ii) a Prospectus Supplement that does not relate to the Securities or (iii) a Pricing Supplement).

                    (c) At each Selected Representation Date referred to in
          Section 6(b) (other than the Selected Representation Dates on which the Registration Statement or the Prospectus is amended or supplemented solely to include additional financial information), and as specified in a Terms Agreement with respect to the opinion referred to in Section 5(e)(1) hereof, the Issuer shall, (A) concurrently if such Selected Representation Date shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such Selected Representation Date shall not occur at a Marketing Time, furnish the Distributors with a written opinion or opinions, dated the date of such Selected Representation Date, of counsel for the Issuer, in form reasonably satisfactory to the Distributors, to the effect set forth in Section 5(e) hereof; provided, however, that to the extent appropriate such opinion or opinions may reconfirm matters set forth in a prior opinion or opinions delivered at the Closing Date or under this Section 6(c); provided further, however, that any opinion or opinions furnished under this Section 6(c) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Selected Representation Date and shall state that the Securities sold in the relevant Applicable Period (as defined below) have been duly executed, authenticated, issued and delivered and constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject only to the exceptions set forth in clauses (1)(iv) and (2)(iii) of Section 5(e) hereof as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and general equity principles, and conform to the description thereof contained in the Prospectus as amended or supplemented at the relevant date or dates for the delivery of such Securities to the purchaser or purchasers thereof. For the purpose of this Section 6(c), "Applicable Period" shall mean with respect to any opinion delivered on a Selected Representation Date the period commencing on the date as of which the most recent prior opinion delivered at the Closing Date or under this
          Section 6(c) speaks and ending on such Selected Representation Date.

                    (d) At each Representation Date referred to in Section 2(b), other than a Representation Date arising from the filing of (i) a Current Report on Form 8-K which relates solely to summary quarterly earnings information, (ii) a Prospectus Supplement that does not relate to the Securities or (iii) a Pricing Supplement, on which the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, the Issuer shall cause PricewaterhouseCoopers LLP (A) concurrently if such Representation Date shall occur at a Marketing Time, or (B) immediately at the next Marketing Time if such Representation Date shall not occur at a Marketing Time, to furnish the Distributors with a letter, addressed jointly to the Issuer and the Distributors and dated the date of such Representation Date, in form and substance reasonably satisfactory to the Distributors, to the effect set forth in Section 5(g) hereof; provided, however, that to the extent appropriate such letter may reconfirm matters set forth in a prior letter delivered at the Closing Date or pursuant to this Section 6(d); provided further, however, that any letter furnished under this
          Section 6(d) shall relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Issuer.

                    (e) The Issuer agrees that any obligation of a person who has agreed to purchase Securities and to make payment for and take delivery of such Securities shall be subject to (i) the accuracy, on the related settlement date fixed pursuant to the Procedures, of the Issuer's representation and warranty deemed to be made to the Distributors pursuant to the last sentence of subsection (a) of this
          Section 6, and (ii) the satisfaction, on such settlement date, of each of the conditions set forth in Sections 5(a), (b) and (c), it being understood that any reference to a Distributor therein shall be deemed a reference to such person for purposes of this Section 6(e) and under no circumstance shall any Distributor have any duty or obligation to exercise the judgment permitted under Section 5(b) or
          (c) on behalf of any such person.

          7. Indemnification and Contribution.

                    (a) The Issuer will indemnify and hold harmless each Distributor against any losses, claims, damages or liabilities, joint or several, to which such Distributor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Distributor for any legal or other expenses reasonably incurred by such Distributor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer will not be liable to such Distributor in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Issuer by such Distributor specifically for use therein, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Distributor has timely notified the Issuer in writing that such information should no longer be used therein.

                    (b) Each Distributor will severally and not jointly indemnify and hold harmless the Issuer against any losses, claims, damages or liabilities to which the Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Distributor specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Distributor has timely notified the Issuer in writing that such information should no longer be used therein.

                    (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel of its own choosing. Subject to the following sentence, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless the indemnified party has reasonably concluded (based on the advice of counsel) that a conflict or potential conflict exists between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party). In no event shall the indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless (i) such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                    (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and any Distributor on the other from the offering pursuant to this Agreement of the Securities which are the subject of the action or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and any Distributor on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and any Distributor on the other shall be deemed to be in the same proportions as the total net proceeds from the offering pursuant to this Agreement of the Securities which are the subject of the action (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by such Distributor from the offering of such Securities pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or such Distributor and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Distributor shall be required to contribute any amount in excess of the amount by which the total price at which the Securities which are the subject of the action and which were distributed to the public through it pursuant to this Agreement or upon resale of Securities purchased by it from the Issuer exceeds the amount of any damages which such Distributor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each Distributor in this subsection (d) to contribute are several, in the same proportion which the amount of the Securities which are the subject of the action and which were distributed to the public through such Distributor pursuant to this Agreement bears to the total amount of such Securities distributed to the public through all of the Distributors pursuant to this Agreement, and not joint.

                    (e) The obligations of the Issuer under this Section 7 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls each Distributor within the meaning of the Act; and the obligations of each Distributor under this Section 7 shall be in addition to any liability which each Distributor may otherwise have and shall extend, upon the same terms and conditions, to each director of the Issuer, to each officer of the Issuer who has signed the Registration Statement and to each person, if any, who controls the Issuer within the meaning of the Act.

          8. Status of Each Distributor. In soliciting offers to purchase the Securities from the Issuer pursuant to this Agreement and in assuming its other obligations hereunder (other than any obligation to purchase Securities pursuant to Section 3 hereof), each Distributor is acting individually and not jointly and is acting solely as agent for the Issuer and not as principal. In connection with the placement of any Securities by a Distributor, acting as agent, (a) each Distributor will make reasonable best efforts to assist the Issuer in obtaining performance by each purchaser whose offer to purchase Securities from the Issuer has been solicited by such Distributor and accepted by the Issuer, but such Distributor shall have no liability to the Issuer in the event any such purchase is not consummated for any reason; and (b) if the Issuer shall default on its obligations to deliver Securities to a purchaser whose offer it has accepted, the Issuer (i) shall hold the Distributors harmless against any loss, claim or damage arising from or as a result of such default by the Issuer, and (ii) shall pay to the Distributors any commission to which they would be entitled in connection with such sale.

          9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Issuer or its officers and of the Distributors set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Distributor, the Issuer or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 10 or for any other reason or if for any reason the sale of Securities described in a Terms Agreement referred to in Section 3 by the Issuer to a Distributor is not consummated, the Issuer shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4(j) and the obligations of the Issuer under Sections 4(f) and 4(i) and the respective obligations of the Issuer and the Distributors pursuant to Section 7 shall remain in effect. In addition, if any such termination of this Agreement shall occur either (i) at a time when any Distributor shall own any of the Securities with the intention of reselling them or (ii) after the Issuer has accepted an offer to purchase Securities and prior to the related settlement, the obligations of the Issuer under the second sentence of Section 4(c), under Sections 4(a), 4(b), 4(d), 4(e), 4(g), 4(h) and 4(k) and, in the case of a termination occurring as described in (ii) above, under Sections 3(b)(vii), 6(a), and 6(e) and under the last sentence of Section 8, shall also remain in effect.

          10. Termination. This Agreement may be terminated for any reason at any time by the Issuer as to any Distributor or, in the case of any Distributor, by such Distributor insofar as this Agreement relates to such Distributor, upon the giving of one day's written notice of such termination to the other parties hereto; provided, however, that this Agreement may not be terminated with respect to a Distributor by the giving of such notice following the execution by the Issuer and such Distributor of a Terms Agreement referred to in Section 3 relating to the purchase of Securities by or through such Distributor and prior to delivery of the Securities described in such Terms Agreement. Any settlement with respect to Securities placed by a Distributor on an agency basis occurring after termination of this Agreement shall be made in accordance with the Procedures and each Distributor agrees, if requested by the Issuer, to take the steps therein provided to be taken by such Distributor in connection with such settlement.

          11. Sales of Securities Denominated in a Currency other than U.S. Dollars or of Indexed Securities. If at any time the Issuer and any of the Distributors shall determine to issue and sell Securities denominated in a currency other than U.S. dollars, which other currency may include a currency unit, or with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, the Issuer and any such Distributor may execute and deliver a supplement to this Agreement for the purpose of making any appropriate additions to and modifications of the terms of this Agreement (and the Procedures) applicable to such Securities and the offer and sale thereof. The Distributors are authorized to solicit offers to purchase Securities with respect to which an index is used to determine the amounts of payments of principal and any premium and interest, and the Issuer shall agree to any sales of such Securities (whether offered on any agency or principal basis), only in a minimum aggregate amount of $2,500,000. The Issuer will not issue Securities denominated in Yen otherwise than in compliance with applicable Japanese laws, regulations and policies. In particular, the Issuer or its designated agent shall submit such reports or information as may be required from time to time by applicable law, regulations and guidelines promulgated by Japanese governmental and regulatory authorities in the case of the issue and purchase of the Securities and the Issuer shall ensure that each such Security shall have a minimum denomination of Yen1,000,000 and a minimum maturity of one year or such other minimum denomination and maturity as may be allowed from time to time by Japanese governmental and regulatory authorities.

          12. Notices. Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Credit Suisse First Boston Corporation shall be directed to it at Eleven Madison Avenue, New York, New York 10010-3629,
Attention: Short and Medium Term Finance Department (Facsimile No. (212) 325-8183); notices to the other Distributors shall be directed to their respective addresses set forth in Exhibit E hereto; and notices to the Issuer shall be directed to it at World Headquarters, Stamford, Connecticut 06926,
Attention: Mary Jo Green (Facsimile No. (203) 351-6581); or in the case of any party hereto, to such other address or person as such party shall specify to each other party by a notice given in accordance with the provisions of this
Section 12. Any such notice shall take effect at the time of receipt.

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, the officers and directors and controlling persons referred to in Section 7 and, to the extent provided in Section 6(e), any person who has agreed to purchase Securities from the Issuer, and no other person will have any right or obligation hereunder.

          14. Counterparts. This Agreement and any Terms Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          15. Applicable Law. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

          The Issuer hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or any Terms Agreement or the transactions contemplated hereby or thereby.

          If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                             Very truly yours,


                                             PITNEY BOWES INC.


                                             By:____________________________
                                                Name:
                                                Title:



CONFIRMED AND ACCEPTED, as of the
  date first above written:


By:  CREDIT SUISSE FIRST BOSTON CORPORATION


By:__________________________
   Name:
   Title:


By:  CHASE SECURITIES INC.

By:__________________________
   Name:
   Title:


By:  GOLDMAN, SACHS & CO.

By:__________________________
   Name:
   Title:


By:  MERRILL LYNCH, PIERCE, FENNER
       & SMITH INCORPORATED

By:__________________________
   Name:
   Title:


By:  J.P. MORGAN SECURITIES INC.

By:__________________________
   Name:
   Title:


By:  NATIONSBANC MONTGOMERY SECURITIES LLC

By:__________________________
   Name:
   Title:


By:  SALOMON BROTHERS INC.

By:__________________________
   Name:
   Title: